Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 20, 2010, is entered into by and between TriQuint Semiconductor, Inc., a Delaware corporation (the “Borrower”), and Bank of America, N.A. (the “Lender”).

RECITALS

A. The Borrower and the Lender are party to that certain Credit Agreement dated as of June 27, 2008 (the “Credit Agreement”), pursuant to which the Lender has extended certain credit facilities to the Borrower.

B. The Borrower has requested that the Lender agree to certain amendments with respect to the Credit Agreement, and the Lender has agreed to such request, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

“Applicable Rate” means, unless and until the proviso to this definition becomes applicable, the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Lender pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated Total Leverage Ratio	Applicable Rate for Commitment Fee	Applicable Rate for Eurodollar Rate Loans and determination of Letter of Credit Fees
1	<0.75:1.00	0.25%	1.25%
2	≥0.75:1.00 but <1.50:1.00	0.30%	1.50%
3	≥1.50:1.00	0.375%	1.75%

provided, however, that in the event the maturity of the Loan is extended pursuant to Section 2.12, then from and after June 28, 2010, “Applicable Rate” shall mean the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Lender pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated Total Leverage Ratio	Applicable Rate for Commitment Fee	Applicable Rate for Eurodollar Rate Loans and determination of Letter of Credit Fees
1	<0.75:1.00	0.50%	3.00%
2	≥0.75:1.00 but <1.50:1.00	0.55%	3.25%
3	≥1.50:1.00	0.625%	3.50%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered.

(b) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

“Maturity Date” means the later of (a) June 27, 2010 and (b) if maturity of the Loan is extended pursuant to Section 2.12, June 27, 2011 (the “Extended Maturity Date”).

(c) The definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement shall be amended by deleting the reference to “$100,000,000” and replacing it with “$130,000,000”.

(d) Section 2.12 of the Credit Agreement shall be deleted it in its entirety and replaced with the following:

2.12 Extension of Maturity Date.

(a) If on June 25, 2010 the Borrower shall deliver to the Lender a certificate of the Borrower dated as of such date signed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.12, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (ii) no Default exists as of such date, then the Maturity Date shall be June 27, 2011. If such certificates are not delivered on such date, the Maturity Date shall remain June 27, 2010.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

(a) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(b) The execution, delivery and performance by the Borrower of this Amendment and the other Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c) All representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct on and as of the Amendment Effective Date after giving effect to this Amendment, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they shall be true and correct as of such earlier date after giving effect to this Amendment.

(d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.

(e) The obligations of the Borrower under the Credit Agreement and each other Loan Document are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4. Amendment Effective Date. This Amendment shall become effective when each of the conditions precedent set forth in this Section 4 has been satisfied (such date, the “Amendment Effective Date”):

(a) The Lender shall have received duly-executed counterpart originals (or, if agreed by the Lender, fax or PDF copies) of (i) this Amendment from the Borrower and the Lender, (ii) a Guarantor Consent and Reaffirmation in the form of Annex I hereto executed by each of the Guarantors and (iii) an Indemnity and Contribution Agreement among the Borrower and the Guarantors in form and substance satisfactory to the Lender.

(b) The Lender shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Lender may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other documents and agreements delivered in connection herewith (together, the “Amendment Documents”) to which such Loan Party is a party.

(c) The Lender shall have received such documents and certifications as the Lender may reasonably require to evidence that the Borrower is in good standing under the law of its jurisdiction of organization.

(d) The Borrower shall have paid to the Lender all reasonable and documented costs and attorneys’ fees incurred by the Lender in connection with this Amendment and the other Amendment Documents, to the extent invoiced prior to the Amendment Effective Date (including any previously invoiced and outstanding costs and attorneys’ fees that relate to services previously provided).

(e) The Lender shall have received, in form and substance satisfactory to it, such additional approvals, consents, documents and other information as the Lender shall reasonably request.

5. Reservation of Rights. The Borrower acknowledges and agrees that neither the execution nor the delivery by the Lender of this Amendment shall (a) be deemed to create a course of dealing or otherwise obligate the Lender to execute similar amendments, consents or waivers under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Lender with respect to any term or provision of any Loan Document.

6. Miscellaneous.

(a) Except as expressly amended or modified hereby or by the other Amendment Documents, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as modified by this Amendment. The Borrower hereby fully ratifies and affirms each Loan Document to which it is a party. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTION 9.14 AND SECTION 9.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW AND WAIVER OF THE RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and the receipt by the Lender of a facsimile transmitted document purportedly bearing the signature of the Borrower or one of the other parties hereto, as applicable, shall bind the Borrower or such other party, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

(e) This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except by a written agreement executed by the Borrower and the Lender.

(f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g) The Borrower covenants to pay to or reimburse the Lender, upon demand, for all reasonable and documented costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery, and enforcement of this Amendment.

(h) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TRIQUINT SEMICONDUCTOR, INC.

By:	/s/ Steve Buhaly
Name:	Steve Buhaly
Title:	CFO

By:	/s/ Susan Liles
Name:	Susan Liles
Title:	Treasurer

Signature Page 1 to First Amendment to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Christina Felsing
Name:	Christina Felsing
Title:	Vice President

Signature Page 2 to First Amendment to Credit Agreement

ANNEX I

to First Amendment to

Credit Agreement

GUARANTOR CONSENT AND REAFFIRMATION

Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing First Amendment to Credit Agreement (the “Amendment”) is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Amendment Documents executed by the undersigned in the Lender’s favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects. Each of the undersigned, in its capacity as a Guarantor, reaffirms and agrees that the Guaranty as to which each of the undersigned is a party, and all other Amendment Documents, Loan Documents and agreements executed and delivered by the undersigned to the Lender in connection with such documents, are in full force and effect without defense, offset or counterclaim and will so continue. This Guarantor Consent and Reaffirmation may be executed in counterparts.

TRIQUINT, INC.
TRIQUINT TFR, INC.
TRIQUINT ASIA, INC.
TRIQUINT TEXAS GENERAL HOLDING COMPANY
TRIQUINT TEXAS, INC.
TRIQUINT SALES AND DESIGN, INC.
TRIQUINT TECHNOLOGY HOLDING CO.
TRIQUINT EUROPE HOLDING COMPANY
TRIQUINT WJ, INC.

By:	/s/ Steve Buhaly
Name:	Steve Buhaly
Title:	CFO

[Signature Pages Continue]

Signature Page 1 to Guarantor Consent and Reaffirmation

TRIQUINT SEMICONDUCTOR TEXAS, LP

By:	TriQuint Texas General Holding Company, its general partner

By:	/s/ Steve Buhaly
Name:	Steve Buhaly
Title:	CFO

WJ NEWCO, LLC

By:	TriQuint WJ, Inc., its sole member

By:	/s/ Steve Buhaly
Name:	Steve Buhaly
Title:	CFO

Signature Page 2 to Guarantor Consent and Reaffirmation